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                                                                    Exhibit 99.4



                                    CONSENT

         I, Cecil W. Sewell, Jr., hereby consent to being named in the proxy statement/prospectus included in the registration statement on Form F-4
(No. 333-56142) filed by Royal Bank of Canada ("RBC") as a person who will become a director of RBC upon consummation of the merger referred to therein.


                                            Dated: March 12, 2001


By:   /s/ Cecil W. Sewell, Jr.
    --------------------------
    Name: Cecil W. Sewell, Jr.